                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 23, 1999
                                                 (November 12, 1999).
                                                 --------------------

                               COMMERCE ONE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Delaware                333-76987           680322810
        -------------------------------------------------------------------
        (State or other jurisdiction    (Commission        (IRS Employer
             of incorporation)          File Number)     Identification No.)



         1600 Riviera Avenue, Suite 200, Walnut Creek, California 94596
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (925) 941-6022
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS

         On November 4, 1999, the Company entered into an Agreement and Plan of Merger and Reorganization, dated as of November 4, 1999 (the "Reorganization Agreement"), by and among Commerce One, Inc., a Delaware Corporation ("Parent"), Eddie Acquisition Corporation, a Delaware Corporation and a wholly owned subsidiary of Parent ("Sub"), COMMERCEBID.COM, INC., a Delaware Corporation (the "Company") and other related parties. The description contained in this Item 5 of the transactions contemplated by the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement, a copy of which is attached hereto as Exhibit 2.

         The Reorganization Agreement contemplates that, subject to the satisfaction of certain conditions set forth therein, including without limitation the approval and adoption of the Reorganization Agreement by the requisite vote of the Company's stockholders and the approval of the issuance of Commerce One common stock in the Merger by Commerce One's board, Company will be merged with and into the Sub (the "Merger"). As a result of the Merger, the Company will become a wholly-owned subsidiary of Commerce One. The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a purchase transaction.

         Under the terms of the merger, up to 785,714 shares of Commerce One common stock will be exchanged for all outstanding shares of CommerceBid stock and applied towards options and other rights to acquire CommerceBid stock. Each share of CommerceBid stock issued and outstanding immediately prior to the closing of the merger will be cancelled and converted automatically into a number of shares of Commerce One common stock computed in accordance with the Reorganization Agreement.

         The Reorganization Agreement provides that at the closing of the merger each issued and outstanding option or right to purchase CommerceBid stock, whether or not exercisable, will be assumed by Commerce One. Each stock option will continue to have the same terms and conditions as it had immediately prior to the closing of the merger, except that the number of shares of Commerce One common stock into which it is exercisable and its exercise price will be adjusted according to the same manner as the conversion of CommerceBid stock into Commerce One common stock.

         In connection with the Merger, twenty percent (20%) of the number of shares of the Company's common stock issuable in respect of the CommerceBid stock at the closing of the merger will be placed in escrow with U.S. Bank Trust, N.A. for one year from the date of the Merger. Each CommerceBid shareholder will be deemed to have contributed into the escrow fund in proportion to the aggregate number of shares of the Company common stock that such shareholder would otherwise have been entitled under the Reorganization Agreement. The escrow fund will be available to compensate the Company for any losses as a result of any inaccuracy in the representations or warranties of CommerceBid contained in the Reorganization Agreement or any failure to comply with any covenant contained in the Reorganization Agreement.

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         On November 5, 1999, Commerce One issued a press release relating to the execution of the Reorganization Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference

         In connection with the execution of the Reorganization Agreement, certain officers and directors of the Company, who collectively beneficially own approximately 85% of the outstanding shares of common stock of the Company, entered into Voting Agreements pursuant to which each such officer and director agreed to vote his shares in favor of the Merger. The description contained in this Item 5 of the transactions contemplated by the Voting Agreements is qualified in its entirety by reference to the full text of the Voting Agreement, the form of which is attached hereto as Exhibit 99.3.

         The closing of the Merger took place on November 12, 1999 and the Merger was consummated by the filing of an Agreement of Merger with the Secretary of State of the State of Delaware.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a)      FINANCIAL STATEMENTS

         The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any such information is required, within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

         (b)      PRO FORMA FINANCIAL INFORMATION

         The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

         (c)      EXHIBITS.

                  2 Agreement and Plan of Merger and Reorganization, dated November 4, 1999, by and among Commerce One, Inc., Eddie Acquisition Corporation, CommerceBid.com. Inc., and other related parties.

                  23.1     Consents of Experts.(5)

                  27.1     Financial Data Schedules. (5)

--------

     (5) To be filed by amendment as applicable.

                                      -2-
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                  99.1     Financial Statements. (5)

                  99.2     Press Release.

                  99.3     Form of Voting Agreement.



                                      -3-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COMMERCE ONE, INC.

                                  /s/  Robert M. Tarkoff
                                  ---------------------------------------------
                                  Robert M. Tarkoff
                                  Vice President, General Counsel and Secretary

                                  Date:  November 22, 1999




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                               COMMERCE ONE, INC.

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS


Exhibit No.      Description
-----------      -----------
2                Agreement and Plan of Merger and Reorganization
                 dated November 4, 1999, by and among Commerce
                 One, Inc., Eddie Acquisition Corporation,
                 CommerceBid.com, Inc. and other related
                 parties.

99.2             Press Release.

99.3             Form of Voting Agreement.


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